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                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT, dated as of the fifth (5th) day of June 1998, between NCO GROUP, INC., a Pennsylvania corporation with its principal offices at 515 Pennsylvania Avenue, Fort Washington, PA 19034 (the "Company") and JOSHUA GINDIN, an individual, residing at 371 Trevor Lane, Bala Cynwyd, PA 19004, (the "Employee").

         In consideration of their mutual promises and covenants set forth herein, and intending to be legally bound hereby, the Company and the Employee agree as follows:


         1 Employment. The Company hereby employs the Employee and the Employee accepts such employment on the terms and conditions hereinafter set forth.

         2. Term. The term of this Agreement shall be for a period of five (5) years commencing on May 1, 1998 (the "Term").

         3. Duties. The Employee is engaged hereunder to perform the duties of Executive Vice President and General Counsel of the Company with his duties and services as may be reasonably required of him or assigned to him by the Company's Chief Executive Officer or Board of Directors. Employee shall, at all times, be subject to the supervision of the Chief Executive Officer and Board of Directors of the Company.

         The Employee shall devote his full business time, attention, energies and best efforts to the performance of his duties hereunder and to the promotion of the business and interests of the Company and of any corporate subsidiaries or affiliated companies. The foregoing notwithstanding, the Employee shall be permitted to perform legal services through Kessler & Gindin initially in connection with matters pending but not completed prior to the beginning of the Term and thereafter, on a limited basis, for selected clients, so long as such services do not interfere with the Employee's duties hereunder and obligations to the Company.

         4. Compensation: Benefits and Expenses.


                  (a) Compensation. The Employee shall be entitled to the Compensation set forth in the attached Exhibit "A" as well as such other compensation determined by the Company.

                  (b) Benefits. The Employee shall be entitled to participate in the Company's Stock Option Plan and all insurance, vacation (as reasonably required) and other benefit programs of the Company to the extent and on the same terms and conditions as are accorded to other executive employees of the Company. Furthermore, the Employee shall receive a car leased by the Company, to the Employee's reasonable satisfaction.

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                  (c) Business Expenses. The Company will pay, or reimburse the
Employee for, (i) all ordinary and reasonable out-of-pocket business expenses incurred by the Employee in connection with his performance of services hereunder, and (ii) all professional education classes and seminars and professional license fees, during the initial term and any extension thereof. The- Employee shall follow the Company's expense authorization and approval procedures then in effect, including presentation to the Company of an itemized account and written proof of such expenses. All expenses, including insurance, related to the operation of the Employee's car shall be covered by the Company. In addition, so long as the Employee is obligated to make rent payments and payments toward secretarial expenses of the Law Office of Kessler & Gindin, the Company shall pay Kessler & Gindin $3,000 per month.

                  (d) Entire Compensation. The compensation provided for in this Agreement is in full payment of the services to be rendered by the Employee to the Company as herein set forth.

         5. Insurance. The Company may, in its sole discretion and at its own expense, apply for and procure in its own name and for its own benefit or the benefit of the Employee key man life insurance on the life of the Employee in any amount or amounts considered advisable by the Company, and the Employee shall submit to any medical or other examination and execute and deliver such application or other instrument as may be reasonably necessary to effectuate such insurance. At such time as the Employee's employment is terminated, the Employee shall have the right to purchase from the Company any insurance policies at such policy's cash surrender value, owned in whole or in part by the Company on the life or health of the Employee.

         6. Death or Total Disability of the Employee.

                  (a) Death. In the event of the death of the Employee during the Term of this Agreement or any extension thereof, compensation payments shall continue in accordance with the provisions of paragraph 8 of this Agreement.

                  (b) Total Disability. In the event of the Total Disability (as that term is hereinafter defined) of the Employee, the Company shall have the right to terminate the Employee's employment hereunder by giving the Employee thirty (30) days' written notice thereof. The foregoing notwithstanding, compensation payments hereunder shall continue in accordance with the provisions of paragraph 8 of this Agreement, provided that if the Employee, during any period of disability, including after termination of this Agreement, receives any periodic payments representing lost compensation under any health and accident policy or under any salary continuation insurance policy, the premiums for which have been paid by the Company, the amount of the Base Salary that the Employee would be entitled to receive from the Company shall be decreased by the amounts of such payments.

         The term "Total Disability," when used herein, shall mean a mental, emotional or physical condition which rendered the Employee for a period of six
(6) consecutive

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months, during the Term of this Agreement, unable or incompetent to carry out, on a substantially full-time basis, the job responsibilities he held or tasks that he was assigned at the time the disability was incurred. The Employee agrees, in the event of any dispute as to the determination made pursuant to this paragraph, to submit to a physical or other examination by a licensed physician selected by the Company, the cost of which examination shall be paid by the Company.

         7. Termination of Employment. In addition to termination pursuant to paragraph 6 above, the Company, upon written notice to the Employee, may discharge the Employee and thereby terminate his employment hereunder for the following reasons ("for cause"): (i) habitual intoxication; (ii) refusal to submit to treatment of an existing drug addiction; (iii) conviction of a felony;
(iv) willful misconduct by the Employee in connection with the performance of his duties; (v) dishonesty, fraud or misappropriation of funds of the Company;
(vi) insubordination or refusal to comply with a lawful directive of the Chief Executive Officer of the Company or his designee; or (vii) the Employee's breach of this Agreement in any manner or respect which is committed in bad faith and without reasonable belief that such action is in the best interest of the Company.

         8. Payment Upon Termination. If the Employee dies during the Term or any extension thereof, or if this Agreement is terminated by the Company for any reason other than the causes set forth in paragraph 7 hereof, the Company shall continue to pay the Employee's full compensation, including bonuses, for the balance of the Term. Such compensation shall be paid to the Employee, or his widow, or, if she is not then living, to the Employee's estate. If the Employee is terminated for any reason set forth in paragraph 7 hereof, or if the Employee voluntarily terminates his employment, he shall receive no further compensation except such amounts as shall have accrued as of the date of termination.

         9. Non-Disclosure. The Employee recognizes and acknowledges that he will have access to certain confidential information of the Company and that such information constitutes valuable, special and unique property of the Company. The Employee agrees that he will not, for any reason or purpose whatsoever, during or after the term of his employment, disclose any of such confidential information to any party without express authorization of the Company, except as necessary in the ordinary course of performing his duties hereunder.

         10. Noncompetition. The Employee agrees that during the term of this Agreement and any extension thereof, and for a period of two (2) years after his employment ceases, the Employee shall not, unless acting pursuant hereto or with the prior written consent of the Board of Directors of the Company, directly or indirectly:

                  (a) solicit business from or perform services for, any person, company or other entity which at any time during the Employee's employment by the Company is a client or customer of the Company if such business or services are of the same general character as those engaged in or performed by the Company;

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                  (b) solicit for employment or in any other fashion hire any of the employees of the Company;

                  (c) own, manage, operate, finance, join, control or participate in the ownership, management, operation, financing or control of, or be connected as an officer, director, employee, partner or principal with any business or enterprise engaged in the business of debt collection or any other business engaged in by the Company or any of its affiliates in all those geographic areas in which the Company or any of its affiliates does business;

                  (d) use of permit his name to be used in connection with any business or enterprise engaged in the business of debt collection or any other business engaged in by the Company or any of its affiliates in all those geographic area in which the Company or any of its affiliates does business; or

                  (e) use the name of the Company or any name similar thereto, but nothing in this clause shall be deemed, by implication, to authorize or permit use of such name after expiration of the period covered by this paragraph.

In the event that any provisions of this paragraph should ever be adjudicated to exceed the time, geographic, service or product limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, service or product limitations permitted to applicable law. Furthermore, the above restrictions shall be waived by the Company in the event that the Employee is dismissed as a result of a merger or other business combination by the Company.

The foregoing restrictions are not intended in any way to restrict the Employee's ability to resume his professional practice as an attorney or otherwise limit the scope and nature of such practice after his employment by the Company ceases.

           11. Equitable Relief; Survival.

                  (a) The Employee acknowledges that the restrictions contained in paragraphs 9 and 10 hereof are, in view of the nature of the business of the Company, reasonable and necessary to protect the legitimate interests of the Company, and that any violation of any provisions of those paragraphs will result in irreparable injury to the Company. The Employee also acknowledges that the Company shall be entitled to temporary and permanent injunctive relief, after proving actual damages, and to an equitable accounting of all earnings, profits and other benefits arising from any such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event of any such violation, the Company shall be entitled to commence an action for temporary and permanent injunctive relief and other equitable relief in any court of competent jurisdictions and Employee further irrevocably submits to the jurisdiction of any Pennsylvania court of Federal court sitting in

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the Eastern District of Pennsylvania over any suit, action or proceeding arising out of or relating to paragraphs 9 or 10. The Employee hereby waives, to the fullest extent permitted by law, any objection that he may now or hereafter have to such jurisdiction or to the venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding has been brought in any inconvenient forum. Effective service of process may be made upon the Employee by mail under the notice provisions contained in paragraph 14 hereof.

                  (b) Survival of Covenants. The provisions of paragraphs 8, 9 and 10 shall survive the termination of this Agreement.

         12. Remedies Cumulative; No Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the Company from time to time and as often as may be deemed expedient or necessary by the Company in its sole discretion.

         13. Enforceability. If any provision of this Agreement shall be invalid or unenforceable, in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

         14. Notices. All notices, request, demands, claims and other communications hereunder will be in writing. Any notices, requests, demands, claims or communications hereunder shall be deemed fully given if such are sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

             If to the Company:     515 Pennsylvania Avenue
                                    Fort Washington, PA 19034

             If to the Employee:    371 Trevor Lane
                                    Bala Cynwyd, PA 19004

Any party hereto may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party

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hereto may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         16. Indemnification. The Company shall indemnity the Employee and hold him harmless for all acts or decisions made by him in good faith while performing services for the Company. The Company shall pay all expenses including attorney's fees, actually and necessarily incurred by the Employee in connection with the defense of any act, suit or proceeding and in connection with any related appeal including the cost of court settlements.

         17. Arbitration of Disputes. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof shall be settled by arbitration in accordance with the rules of the American Arbitration Association. Venue shall be in Montgomery County, Pennsylvania. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party shall bear its costs of arbitration, including attorney's fees, expert fees and costs.

         18. Contents of Agreement; Amendment and Assignment. This Agreement sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes and is instead of all other employment arrangements between the Employee and the Company. This Agreement cannot be changed, modified or terminated except upon written amendment duly executed by the parties hereto. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee hereunder are of a personal nature and shall not be assignable in whole or in part by the Employee.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties on the date first above written.

 Attest:                                 NCO Group, Inc.

 By:                                     By: /s/ Michael Barrist, CEO
    ------------------------                -------------------------------
                                             Michael Barrist, CEO

 Witness:                                 Employee:


                                          /s/ Joshua Gindin
----------------------------             -----------------------------
                                              Joshua Gindin

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                                   EXHIBIT "A"


                              EMPLOYEE COMPENSATION
                                  JOSHUA GINDIN


A. Base Salary: The Employee shall be paid a base salary of One Hundred Fifty Thousand Dollars ($150,000) per year, payable in accordance with the Company's regular payroll practices but not less often than monthly.


B. Bonus: In addition to the Base Salary, so long as the Employee satisfies the duties and obligations of his employment, the Employee shall be entitled to receive an annual bonus of not less than $50,000.

C. Stock Option Plan: As additional compensation, the Employee shall receive an option to purchase up to 25,000 shares of the common stock of the Company, at a price of $21.50 per share, in accordance with the Company's Employee Stock Option Plan.


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